Exhibit 99.1

Energous Corporation Reports 2016 Third-Quarter Results

San Jose, Calif. – November 7, 2016 – Energous Corporation ("Energous®" or "the Company") (NASDAQ: WATT), the developer of WattUp®, a revolutionary wire-free charging technology that provides over-the-air power at a distance, today announced financial results for the third quarter ended September 30, 2016 and provided an update on its operational progress.

Recent Highlights

•	Announced a strategic partnership with Dialog Semiconductor plc, a provider of integrated power management, power conservation and connectivity solutions, serving the portable consumer device and IoT markets. The many benefits of the long-term partnership include:
o	The ability for Energous to leverage Dialog’s broad sales and distribution channel and existing sales agreements to aggressively accelerate the presence of WattUp-enabled products in consumer retail environments.
o	Dialog’s agreement to make a $10-million common stock investment in Energous.
o	The combination of the companies’ sales, marketing, customer support and manufacturing efforts, including streamlined chip production.
o	Creation of significant entrance barriers to current or potential future competitors.
•	Successfully met a significant milestone with its top-tier strategic partner, resulting in the recognition of $1.0 million in engineering services revenue in the third quarter.
•	Recognized additional engineering services revenue from a second customer that is evaluating the company’s full-size transmitter and network management and control system.
•	Has already exceeded its 2016 goal of 12 licensing/proof of concept agreements with the expectation that the list will continue to expand under the new partnership with Dialog.
•	Confirmed that the Miniature WattUp transmitter design will be incorporated into products from partners and shipped to consumers in early 2017.
•	Reiterated its previous forecast for reaching cash flow break even in the 2017 third quarter.

“Energous’ vision of a WattUp-enabled ecosystem that spans a broad spectrum of devices, markets and technologies remains squarely on track, and will be accelerated through our new strategic partnership with Dialog Semiconductor,” said Stephen R. Rizzone, President and CEO. “The partnership, which includes a $10-million investment in Energous, provides meaningful benefits and synergies to both companies and significantly validates our company and technology. Combined with the important progress we have made with our tier-one partner, new licensee signings and ongoing investment in the regulatory approval process, Energous is in a great position to fundamentally change a major consumer paradigm through a WattUp-enabled ecosystem.”

Unaudited 2016 Third Quarter Financial Results

For the third quarter ended September 30, 2016:

•	Revenue of approximately $1.0 million; $11.1 million in operating expenses, comprised of $7.9 million in research and development, $2.5 million in G&A and $737,000 in sales and marketing.
•	Net loss of $10.1 million, or $0.57 per basic and diluted share.
•	Adjusted EBITDA (a non-GAAP financial measure) loss of $8.0 million.
•	$25.0 million in cash and cash equivalents at the end of the third quarter with no debt.

Energous Corporation Reports 2016 Third-Quarter Results

2016 Third Quarter Conference Call

Energous will host a conference call to discuss its financial results and recent progress.

When:	Monday, November 7, 2016
Time:	1:30 p.m. PT (4:30 p.m. ET)
Phone:	866-235-9911 (domestic); 412-317-1083 (international)
Replay:	Accessible through November 14, 2016
877-344-7529 (domestic); 412-317-0088 (international); passcode 10094611
Webcast:	Accessible at Energous.com; archive available for approximately one year

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Energous presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, taxes, depreciation, amortization, and stock-based compensation. The company’s definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. Energous believes that this non-GAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Energous Corporation

Energous Corporation is the developer of WattUp®-an award-winning, wire-free charging technology that will transform the way consumers and industries charge and power electronic devices at home, in the office, in the car and beyond. WattUp is a revolutionary radio frequency (RF) based charging solution that delivers intelligent, scalable power via radio bands, similar to a Wi-Fi router. WattUp differs from older wireless charging systems in that it delivers power at a distance, to multiple devices -- thus resulting in a wire-free experience that saves users from having to plug in their devices. For more information, please visit Energous.com, or follow Energous on Twitter and Facebook.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. All statements in this release that are not based on historical fact are “forward-looking statements.” Examples of forward-looking statements include, among others, statements we make regarding expectations for market developments, technological advances, anticipated results of our development efforts, and the timing for receipt of required regulatory approvals and product launches. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to develop a commercially feasible technology; receipt of necessary regulatory approvals; our ability to find and maintain development partners and licensees, market acceptance of our technology, the amount and nature of competition in our industry; our ability to protect our intellectual property; and the other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Energous Corporation Reports 2016 Third-Quarter Results

-- Financial Tables Follow --

Investor Relations Contact:

PondelWilkinson

Laurie Berman

(310) 279-5980

IR@energous.com

Public Relations Contact:

Edelman

Alexandra Kenway

(650) 762-2985

PR@energous.com

Energous Corporation Reports 2016 Third-Quarter Results

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$24,956,255	$29,872,564
Accounts receivable	625,000	-
Prepaid expenses and other current assets	1,206,533	722,249
Prepaid rent, current	80,784	80,784
Total current assets	26,868,572	30,675,597

Property and equipment, net	1,960,197	1,730,365
Prepaid rent, non-current	157,648	218,236
Other assets	48,507	51,330
Total assets	$29,034,924	$32,675,528

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,273,673	$2,324,973
Accrued expenses	1,792,881	1,075,879
Deferred revenue	112,245	-
Total current liabilities	5,178,799	3,400,852

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at September 30, 2016 and
December 31, 2015; no shares issued or outstanding.	-	-
Common Stock, $0.00001 par value, 50,000,000 shares authorized at September 30, 2016 and
December 31, 2015; 18,999,193 and 16,298,208 shares issued and outstanding at
September 30, 2016 and December 31, 2015, respectively.	189	161
Additional paid-in capital	133,769,276	107,981,695
Accumulated deficit	(109,913,340)	(78,707,180)
Total stockholders’ equity	23,856,125	29,274,676
Total liabilities and stockholders’ equity	$29,034,924	$32,675,528

Energous Corporation Reports 2016 Third-Quarter Results

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Revenue:
Engineering product development	$1,003,973	$2,075,000	$1,322,155	$2,500,000
Total revenue	1,003,973	2,075,000	1,322,155	2,500,000

Operating expenses:
Research and development	7,944,465	4,758,590	23,080,918	13,008,190
Sales and marketing	736,751	767,762	2,189,995	2,518,114
General and administrative	2,450,778	2,156,965	7,266,843	5,663,583
Total operating expenses	11,131,994	7,683,317	32,537,756	21,189,887
Loss from operations	(10,128,021)	(5,608,317)	(31,215,601)	(18,689,887)

Other income (expense):
Interest income	2,958	2,656	9,441	12,365
Total	2,958	2,656	9,441	12,365

Net loss	$(10,125,063)	$(5,605,661)	$(31,206,160)	$(18,677,522)

Basic and diluted net loss per common share	$(0.57)	$(0.43)	$(1.83)	$(1.45)

Weighted average shares outstanding, basic and diluted	17,912,743	13,018,494	17,016,717	12,907,893

Energous Corporation Reports 2016 Third-Quarter Results

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net loss (GAAP)	$(10,125,063)	$(5,605,661)	$(31,206,160)	$(18,677,522)
Add (subtract) the following items:
Interest income	(2,958)	(2,656)	(9,441)	(12,365)
Depreciation and amortization	254,041	203,216	628,613	617,517
Stock-based compensation	1,860,697	1,507,669	5,405,908	4,306,435
Adjusted EBITDA (non-GAAP)	$(8,013,283)	$(3,897,432)	$(25,181,080)	$(13,765,935)